UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2015

CVSL INC.

(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2400 North Dallas Parkway, Suite 230, Plano, Texas 75093

(Address of principal executive offices and zip code)

(972) 398-7120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2015 Incentive Stock Plan

On June 23, 2015, at the Annual Meeting of Stockholders (the “Annual Meeting”) of CVSL Inc. (the “Company”), the Company’s stockholders approved the 2015 Stock Incentive Plan (the “Plan”), which authorizes grants of up to 1,500,000 shares of the Company’s common stock under the Plan. The Plan became effective upon such stockholder approval (see Item 5.07 below). A description of the Plan is set forth in the Company’s proxy statement, dated May 22, 2015, for the Annual Meeting (the “Proxy Statement”) in the section captioned “Proposal 3. APPROVAL OF THE CVSL INC. 2015 STOCK INCENTIVE PLAN” which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to the Proxy Statement as Annex A.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 23, 2015, at the Annual Meeting, the Company’s stockholders voted on the following five (5) proposals and cast their votes as described below. These matters are described in detail in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on May 22, 2015.

Proposal 1 — Election of Directors

The following ten (10) individuals were elected as directors, to serve until the 2016 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. John P. Rochon	25,525,026	10,917	3,689,448
2. John Rochon, Jr.	25,513,666	22,277	3,689,448
3. Julie Rasmussen	25,520,726	15,217	3,689,448
4. Russell R. Mack	25,520,676	15,267	3,689,448
5. Michael Bishop	25,456,013	79,930	3,689,448
6. William H. Randall	25,468,788	67,155	3,689,448
7. Kay Bailey Hutchison	25,520,251	15,692	3,689,448
8. Bernard Ivaldi	25,469,538	66,405	3,689,448
9. Roy G. C. Damary	25,520,251	15,692	3,689,448
10. John W. Bickel	25,520,726	15,217	3,689,448

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,194,557	23,624	7,210	0

Proposal 3 — Approval of the CVSL Inc. 2015 Stock Incentive Plan

The stockholders approved and adopted the Company’s 2015 Stock Incentive Plan based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,423,324	110,039	2,580	3,689,448

Proposal 4 — Advisory Vote on the Approval of Executive Compensation

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved, on an advisory basis, the executive compensation of the Company’s named executive officers based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,400,872	131,651	3,420	3,689,448

Proposal 5 — Advisory Vote on a Three Year Frequency For Holding an Advisory Vote on Executive Compensation

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved, on an advisory basis, a three (3) year frequency of conducting future advisory votes on executive compensation based on the votes listed below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
683,995	51,942	24,646,318	153,688	3,689,448

After considering the preferences expressed at the Annual Meeting, the Company’s Board of Directors may determine to hold future non-binding, advisory votes on executive compensation every three (3) years, so that the next such vote will be held at its 2018 Annual Meeting of Stockholders. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of stockholder votes on the compensation of executives no later than its 2021 Annual Meeting of Stockholders.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	CVSL Inc. 2015 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 22, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: June 25, 2015	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President